EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of EPAM Systems, Inc. (the “Company”) for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ilya Cantor, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Ex change Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2013

/s/ Ilya Cantor
Ilya Cantor

Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer and principal accounting officer)